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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                January 31, 2000



                    SUNRISE INTERNATIONAL LEASING CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware              0-19516             41-1632858
                --------              -------             ----------
     (State or other jurisdiction   (Commission        (I.R.S. Employer
           of incorporation)       File Number)       Identification No.)

                        5500 Wayzata Boulevard, Suite 725
                          Minneapolis, Minnesota 55416
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 612-593-1904

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ITEM 5.       OTHER EVENTS.

          Sunrise International Leasing Corporation ("Sunrise") entered into a definitive Merger Agreement, dated January 31, 2000, with The King Management Corporation ("King Management") providing for the merger of Sunrise with and into King Management with King Management continuing as the surviving corporation. Under the terms of the Merger Agreement, Sunrise stockholders (not including King Management and its affiliates) will receive $5.25 per share in cash. The Board of Directors of Sunrise, based upon the recommendation of a special committee of independent directors of the Sunrise's Board of Directors, has determined that the Merger Agreement and the transactions contemplated thereby are advisable and are fair to and in the best interest of Sunrise's stockholders (other than King Management and its affiliates). The merger, which requires the approval of the stockholders of Sunrise and, if required, Hart-Scott-Rodino clearance, is also subject King Management's ability to obtain the necessary financing to fund the costs of the acquisition. Assuming King Management obtains the necessary financing and, if required, that Sunrise and King Management receive Hart-Scott-Rodino clearance, Sunrise expects to hold a meeting of its stockholders to vote on the merger in the second quarter of this year and, if approved, the closing of the transaction will occur shortly thereafter.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         c.       Exhibits:

                  2.1 Agreement and Plan of Merger, dated January 31, 2000, by and between The King Management Corporation and Sunrise International Leasing Corporation.

                  2.2 Agreement to Facilitate Merger, dated January 31, 2000, by and among The King Management Corporation, Peter J. King, Stephen D. Higgins, as trustee under each of the William B. King Stock Trust UA Dated November 21, 1989 FBO William B. King and the Russell
                           S. King Stock Trust UA Dated November 11, 1989 FBO Russell S. King, and Stephen D. Higgins, as sole trustee under each of the Separate Trust FBO William
                           B. King UA Dated April 28, 1995, the Separate Trust FBO Russell S. King UA Dated April 28, 1995, the GST Trust FBO William B. King UA Dated April 28, 1995 and the GST Trust FBO Russell S. King UA Dated April 28, 1995.

                  99.1     Press Release, dated January 31, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SUNRISE INTERNATIONAL LEASING CORPORATION


                    By: /s/ Peter J. King
                        -----------------------
                        Peter J. King
                   Its: Chief Executive Officer






Dated:  February 2, 2000


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                                         EXHIBIT INDEX
                                         -------------
Exhibit No.          Item                                                                      Method of Filing
-----------          ----                                                                      ----------------

2.1                  Agreement and Plan of Merger, dated January 31, 2000, by                  Filed electronically
                     and between The King Management Corporation and Sunrise                   with this transmission.
                     International Leasing Corporation.


2.2                  Agreement to Facilitate Merger,  dated January 31, 2000, by and among     Filed electronically
                     The King Management  Corporation,  Peter J. King, Stephen D. Higgins,     with this transmission.
                     as  trustee  under each of the  William B. King Stock  Trust UA Dated
                     November  21,  1989 FBO William B. King and the Russell S. King Stock
                     Trust UA Dated  November 11, 1989 FBO Russell S. King, and Stephen D.
                     Higgins,  as sole  trustee  under  each  of the  Separate  Trust  FBO
                     William  B. King UA Dated  April 28,  1995,  the  Separate  Trust FBO
                     Russell S. King UA Dated  April 28,  1995,  the GST Trust FBO William
                     B. King UA Dated  April 28,  1995 and the GST  Trust FBO  Russell  S.
                     King UA Dated April 28, 1995.

99.1                 Press Release, dated January 31, 2000                                     Filed electronically
                                                                                               with this transmission.

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